Exhibit (a)(1)(vi)
Notice of Withdrawal of Tender
Regarding Shares in HPS Corporate Capital Solutions Fund
For Clients of HPS Securities, LLC
Tendered Pursuant to the Offer to Purchase
Dated August 1, 2025
The Offer and withdrawal rights will expire on August 29, 2025 and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent by mail, fax or e-mail by 11:59 p.m.,
Eastern Time, on August 29, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein
PLEASE MAIL, FAX, OR E-MAIL COMPLETED FORMS TO THE FUND'S TRANSFER AGENT AT:

Regular mail:	Overnight mailing address:
SS&C GIDS, Inc.	SS&C GIDS, Inc.
c/o HPS Corporate Capital Solutions Fund	c/o HPS Corporate Capital Solutions Fund
PO Box 219980	801 Pennsylvania Ave, Suite 219980
Kansas City, MO 64121-7146	Kansas City, MO 64105-1307
Fax: (833) 864-1286
Email: hcap@hpspartners.com
You are responsible for confirming that this Notice is received timely. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.
Ladies and Gentlemen:
Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name: _______________________________________________________________________________
Fund Account #: ____________________________________________________________________________
Account Name/Registration: ___________________________________________________________________
Address: ___________________________________________________________________________________
City, State, Zip ______________________________________________________________________________
Telephone Number: __________________________________________________________________________
Email Address: ______________________________________________________________________________
Financial Intermediary Firm Name: ______________________________________________________________
Financial Intermediary Account #: _______________________________________________________________
Financial Advisor Name: ______________________________________________________________________
Financial Advisor Telephone #: _________________________________________________________________
The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.
In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender
Regarding Shares in HPS Corporate Capital Solutions Fund
For Clients of Goldman Sachs & Co. LLC Tendered Pursuant to the Offer to Purchase
Dated August 1, 2025
The Offer and withdrawal rights will expire on August 29, 2025 and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent by mail,fax or e-mail by 11:59 p.m.,
Eastern Time, on August 29, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein
PLEASE MAIL, FAX, OR E-MAIL COMPLETED FORMS TO THE FUND'S TRANSFER AGENT AT:

Regular mail:	Overnight mailing address:
SS&C GIDS, Inc.	SS&C GIDS, Inc.
c/o HPS Corporate Capital Solutions Fund	c/o HPS Corporate Capital Solutions Fund
PO Box 219980	801 Pennsylvania Ave, Suite 219980
Kansas City, MO 64121-7146	Kansas City, MO 64105-1307
Fax: (833) 864-1286
Email: hcap@hpspartners.com
You are responsible for confirming that this Notice is received timely. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.
Ladies and Gentlemen:
Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name: _______________________________________________________________________________
Fund Account #: ____________________________________________________________________________
Account Name/Registration: ___________________________________________________________________
Address: ___________________________________________________________________________________
City, State, Zip ______________________________________________________________________________
Telephone Number: __________________________________________________________________________
Email Address: ______________________________________________________________________________
Financial Intermediary Firm Name: ______________________________________________________________
Financial Intermediary Account #: _______________________________________________________________
Financial Advisor Name: ______________________________________________________________________
Financial Advisor Telephone #: _________________________________________________________________
The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.
In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date